GUARDIAN VARIABLE PRODUCTS TRUST

Guardian Large Cap Fundamental Growth VIP Fund (the "Fund")

Supplement dated March 31, 2023
to the Prospectus, Summary Prospectus and Statement of Additional Information ("SAI")
each dated May 1, 2022, as supplemented

At a meeting of the Board of Trustees (the "Board") of Guardian Variable Products Trust held on March 29-30, 2023, the Board considered and approved the removal of ClearBridge Investments, LLC as the subadviser to the Fund and appointment of FIAM LLC as the new subadviser to the Fund, as well as related changes to the Fund's principal investment strategies, principal risks, and portfolio managers, effective May 1, 2023. FIAM LLC will assume investment advisory responsibility with respect to the Fund's portfolio effective May 1, 2023.

As part of the transition to FIAM LLC and the new investment strategies, the Fund is expected to refrain from engaging in certain buy and sell transactions as well as experience an increase in the overall number of buy and sell transactions. This is expected to increase the Fund's portfolio turnover rate on a temporary basis. These transactions may be made at a time that is disadvantageous and may impact the Fund's performance.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.